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                  FBR ASSET INVESTMENT CORPORATION, as Lender,


                                       and


                 BROOKDALE LIVING COMMUNITIES, INC., as Borrower



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                                 LOAN AGREEMENT


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                                January 25, 1999




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


                                 LOAN AGREEMENT

         This Loan Agreement (this "Agreement") is entered into this 25th day of January 1999, by and between Brookdale Living Communities, Inc., a Delaware corporation (the "Borrower"), and FBR Asset Investment Corporation, a Virginia corporation (the "Lender"), and the parties hereto agree to the following:

         WHEREAS, the Borrower wishes to obtain a $5,000,000 unsecured loan as a source of funds from the Lender to be used solely for the purposes described in
Schedule 3.03A, and the Lender wishes to extend a short-term $5,000,000 loan to the Borrower subject to the terms and conditions set forth herein; and

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. Unless otherwise specified, the following terms shall have the meanings assigned to them in this Section 1.01 when used in this Agreement.

         "Accrual Period" means, (a) with respect to the initial Accrual Period, the period commencing on the Closing Date and ending at the close of business on the next 24th day of a month and, (b) with respect to any subsequent Accrual Period, the period commencing on the 25th day of the month in which the preceding Accrual Period ended and ending on the earlier of (i) the close of business on the 24th day of the following month or (ii) the Maturity Date.

         "Affiliate" means any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with, such Person; (b) which directly or indirectly beneficially owns or holds ten percent (10%) or more of the voting securities of such Person; or (c) ten percent (10%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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

         "Balance Sheet" means the balance sheet of the Borrower and its consolidated subsidiaries as of September 30, 1998 which has been supplied to the Lender as described in Section 3.03(b).

         "Borrower"  means  Brookdale  Living  Communities,   Inc.,  a  Delaware
corporation.

         "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday, nor a day on which banking institutions are authorized or required by Law or regulation to close, in the Commonwealth of Virginia or the city of Chicago, Illinois.

         "Closing Date" means January 25, 1999.

         "Commitment  Fee"  shall  have the  meaning  assigned  to such  term in
Section 2.01(b) hereof.

         "Default" means a Monetary Default, a Non-Monetary Default, or any of the other events described in Section 7.01 hereof, which may become an Event of Default in accordance with Section 7.01.

         "Default Rate" means 25.00% per annum.

         "Event of Default" has the meaning set forth in Section 7.01 hereof.

         "GAAP" means generally accepted accounting principles in the United States, consistently applied.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Indemnified Party" has the meaning ascribed thereto in Section 6.01(a) of this Agreement.

         "Interest Rate" means, with respect to the first two Accrual Periods, 12.00% per annum, and, with respect to the third and final Accrual Period, 15.00% per annum.

         "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent, decree or judgment.

         "Lender"   means  FBR  Asset   Investment   Corporation,   a   Virginia
corporation, its successors in interest and its permitted assigns.

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         "Loan" means the $5,000,000  loan loaned by the Lender to the Borrower, together with accrued and unpaid interest thereon.

         "Material Adverse Effect" means a material adverse effect on (a) the financial condition or business operations of the Borrower and its subsidiaries taken as a whole or (b) the ability of the Borrower to perform its obligations under, or the validity or enforceability of, this Agreement or the Note.

         "Maturity  Date"  means the  earlier to occur of (i) April 26,  1999 or
(ii) the date of any  declaration  of  acceleration  by the Lender  pursuant  to
Section 7.02.

         "Monetary Default" means a failure by the Borrower to pay interest due on any Payment Date or the Maturity Date or principal or other amounts due on the Maturity Date.

         "Non-Monetary Default" means a breach of any of the representations, warranties, covenants or other agreements contained herein, other than a Monetary Default.

         "Note" has the meaning set forth in Section 2.06.

         "Obligations" means any and all indebtedness, obligations and liabilities of the Borrower to the Lender (whether now existing or hereafter arising, voluntary or involuntary, regardless of whether jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and regardless of whether from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to this Agreement or the Note or the indebtedness evidenced hereby or thereby.

         "Payment Date" means, with respect to any Accrual Period, the 24th day of the month in which such Accrual Period ends; provided that if such day is not a Business Day, then such Payment Date shall be the Business Day immediately following such day.

         "Person" means an individual, general partnership, limited partnership, limited liability partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority, or other entity of whatever nature.

         "subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more subsidiaries or by such Person and one or more of its subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so

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owned or controlled by such Person.  Unless otherwise  expressly  provided,  all references to a "subsidiary" shall mean a subsidiary of the Borrower.



                                   ARTICLE II

                                    THE LOAN

         Section 2.01.   The Loan; Commitment Fee.

         (a) Subject to the terms and conditions of this Agreement, the Lender agrees to make a loan (the "Loan") in the principal amount of up to $5,000,000 to the Borrower on the Closing Date.

         (b) To compensate the Lender for making the Loan hereunder, the Borrower shall pay to the Lender, contemporaneously with the Lender's disbursement of the Loan, a commitment fee (the "Commitment Fee") equal to 0.5% of the amount of the Loan, or $25,000.

         Section 2.02. Loan Conditions Precedent. The Lender's obligation to make and disburse the Loan on the Closing Date is subject to the fulfillment to the Lender's satisfaction, on or before the Closing Date, of all of the following conditions:

         (a)  the Borrower shall have executed this Agreement and the Note;

         (b) the Lender shall have received a certificate of the proper officers of the Borrower certifying (i) a copy of the Borrower's organizational documents and (ii) a copy of minutes of a meeting or a unanimous written consent of the executive committee of the Borrower's board of directors authorizing the Borrower to enter into this Agreement;

         (c) the Lender shall have received an opinion of counsel to the Borrower in form and substance satisfactory to the Lender;

         (d) all of the representations and warranties of the Borrower in this Agreement shall be true and correct in all material respects as of the Closing Date; and

         (e) no Default or Event of Default shall have occurred and be continuing.

         Section 2.03.   Interest Payments.

         (a) Interest shall accrue daily on each day during each Accrual Period on the outstanding principal balance of the Loan (the "Loan Principal Balance") from and

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including the Closing Date at a rate equal to the product of (i) 1/365, (ii) the
Interest Rate, and (iii) the Loan Principal Balance at the beginning of such day. Such accrued interest for any Accrual Period shall be due and payable on the related Payment Date and the Borrower shall pay such interest on such date.

         (b) If any payment of principal or interest with respect to the Loan which is due under the terms of this Agreement is not paid when due, or if any Event of Default has occurred hereunder, then all interest that accrues under this Agreement from and including the day such payment was due but not made or on which such Event of Default occurs and continuing until the day such payment is finally made or the Event of Default is waived or all Obligations have been paid in full, shall be calculated at the Default Rate rather than the Interest Rate.

         (c) It is intended that the rate of interest on the Loan hereunder shall never exceed the maximum rate, if any, which may be legally charged on this Loan, and if the provisions for interest hereunder would result in a rate higher than such maximum rate, interest shall nevertheless be limited to such maximum rate and any amounts which may be paid toward interest in excess of such maximum rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

         Section 2.04.   Principal Payments.

         (a) The Loan shall mature and the outstanding principal balance of the Loan shall be due and payable, together, without duplication, with all interest accrued and unpaid thereon, on the Maturity Date, and the Borrower shall pay such principal and interest on such date.

         (b) In the event that the outstanding principal balance of the Loan is not repaid in full on the Maturity Date, the outstanding principal balance of the Loan shall immediately become due and payable and the Lender may exercise all rights and remedies available to it under applicable Law.

         (c) The Borrower may prepay the Loan in whole or in part at any time and from time to time prior to the Maturity Date without premium or penalty.

         Section 2.05. Application of Payments. Any payment made under this Agreement shall, unless otherwise specified herein, be applied (i) first, to pay any unpaid fees, costs, expenses or obligations (A) which arise hereunder, (B) which are to be paid by the Borrower, and (C) which are due and payable, (ii) second, to pay any accrued and unpaid interest on the Loan pursuant to Section
2.03 which is due and payable on or prior to the date of such payment, and (iii) finally, to reduce the outstanding principal balance of the Loan.

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

         Section 2.06. Note. The Borrower's Obligations shall be evidenced by the promissory note of the Borrower (the "Note") dated as of the date of this Agreement and substantially in the form of Exhibit A attached hereto. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are expressly incorporated into this Agreement.

         Section 2.07.   Transfer of Debt.

         (a) The Borrower may neither assign its rights nor delegate its obligation under this Agreement without the prior written consent of the Lender.

         (b) The Lender may assign its rights and delegate its obligations under this Agreement to an Affiliate of the Lender or to a third party without the consent of the Borrower.

                                   ARTICLE III

                     BORROWER REPRESENTATIONS AND WARRANTIES

         The Company makes the following representations and warranties, as of the date of this Agreement, as of the Closing Date, and continually throughout the term of this Agreement.

         Section 3.01. Organization, Standing, Capitalization, etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and to carry on the business described in the Borrower's Report on Form 10-Q for the quarter ended September 30, 1998 ("Form 10-Q"), and to enter into this Agreement. Attached hereto as
Schedule 3.01A is a complete and correct copy of the Restated Certificate of Incorporation of the Borrower, and all amendments thereto, substantially as the Restated Certificate of Incorporation, as amended, will be in effect at the Closing Date, and attached hereto as Schedule 3.01B is a complete and correct copy of the Amended and Restated Bylaws of the Borrower as they will be in effect at the Closing Date.

         Section 3.02. Qualification. The Borrower and each of its subsidiaries is duly qualified and in good standing as a foreign corporation authorized to transact business in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, or, if not so qualified, the failure so to qualify will not have a Material Adverse Effect and will not materially and adversely impair the right of the Borrower or the applicable subsidiary to enforce any material agreement to which it is a party.

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

         Section 3.03. Financial Statements; Use of Proceeds; Indebtedness. The Borrower has furnished to the Lender the following financial statements:

         (a) balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1997, and statement of operations and cash flows of the Borrower and its consolidated subsidiaries for the period commencing on May 7, 1997 and ending on December 31, 1997, and the combined statement of operations of the "Predecessor Properties" for the period commencing on January 1, 1997 and ending on May 6, 1997, with all appropriate footnotes, audited by the Borrower's certified public accountants; and

         (b) balance sheets of the Borrower and its consolidated subsidiaries as of September 30, 1998 and 1997, and statements of operations and cash flows of the Borrower and its consolidated subsidiaries for the nine-month period ended September 30, 1998 and the period commencing on May 7, 1997 and ending on September 30, 1997, and the combined statement of operations of the "Predecessor Properties" for the period commencing on January 1, 1997 and ending May 6, 1997, with all appropriate footnotes, certified by the President and the chief financial officer of the Borrower.

         Such balance sheets of the Borrower fairly present the condition of the Borrower and its consolidated subsidiaries as at the respective dates indicated, and in each case, to the extent required by GAAP, reflect all liabilities, contingent or other, as at the respective dates indicated. All such financial statements have been prepared in accordance with GAAP.

         Attached hereto as Schedule 3.03A is a detailed statement of the purposes, including dollar amounts, to which the Borrower proposes to apply the proceeds of the Loan. The Borrower shall use the Loan proceeds only for the purposes identified on such Schedule 3.03A.

         Attached hereto as Schedule 3.03B is a detailed and complete list of all material indebtedness for borrowed money of the Borrower, contingent or otherwise, and any subsidiary of the Borrower for which the related creditor has recourse to the Borrower.

         Section 3.04. Changes, etc. Since September 30, 1998, there has been no material adverse change in the business operations or financial condition of the Borrower and its consolidated subsidiaries.

         Section 3.05. Authorization; No Conflicts. All corporate action on the part of the Borrower, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Borrower of this Agreement and the Note and the consummation of the transactions contemplated herein and therein has been taken. Each of this Agreement and the Note is the valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy and other laws

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affecting the rights of creditors generally, and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance by the Borrower of this Agreement and the Note and compliance herewith and therewith, will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of federal or state law to which the Borrower or any of its subsidiaries is subject, the Borrower's Restated Certificate of Incorporation, the Borrower's Amended and Restated Bylaws or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Borrower or any of its subsidiaries is a party or by which it is bound or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Borrower or any of its subsidiaries pursuant to any such term.

         Section 3.06. Governmental Approval. No consent, approval or authorization of or qualification, designation, declaration or filing with any governmental authority on the part of the Borrower or any of its subsidiaries which has not been obtained or completed is required in connection with the execution, delivery and performance by the Borrower of this Agreement or the Note or the consummation of any other transactions contemplated hereby or thereby.

         Section 3.07. Title to Properties; Liens. The Borrower or a subsidiary of the Borrower has good and marketable title to all of its respective properties and assets, including all properties and assets reflected in the Balance Sheet, subject only to (i) liens securing indebtedness reflected on the Balance Sheet, (ii) liens securing the liability of subsidiaries of the Borrower under financing lease or so-called "synthetic lease" transactions entered into by subsidiaries of the Borrower which do not constitute liabilities on the Balance Sheet, and (iii) other liens that do not adversely affect the value of the properties and assets. Neither the Borrower nor any subsidiary is in violation of any law, regulation or ordinance (including laws, regulations or ordinances relating to building, zoning, environmental, city planning, land use or similar matters) relating to its property or assets which violation would have a Material Adverse Effect. All personal property and assets material to the business, operations or financial condition of the Borrower and its subsidiaries, and all buildings, structures and fixtures used by any of them in the conduct of their business, are in good operating condition and repair.

         Section 3.08. Litigation, etc. There is no action, proceeding or investigation pending or, to the knowledge of the Borrower, threatened, that questions the validity of this Agreement or the Note, or any action taken or to be taken pursuant hereto or contemplated hereby, or that is reasonably likely to result, either in any case or in the aggregate, in a Material Adverse Effect. The foregoing includes, without limiting its generality, actions pending or threatened involving the previous employment of any employees or prospective employees or their use in connection with the business of the

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Borrower  and  its  subsidiaries  of any  information  or  techniques  allegedly proprietary to their former employer(s).

         Section 3.09. Compliance with other Instruments, etc. Neither the Borrower nor any subsidiary is in violation of any provision of its certificate of incorporation or bylaws, or of any loan agreement or other material agreement to which it is a party. Neither the Borrower nor any subsidiary is in violation of any instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it, including without limitation, federal or state securities laws, zoning laws and ordinances, federal labor laws and regulations, the federal Occupational Safety and Health Act and regulations thereunder, the federal Employees Retirement Income Security Act, and federal, state and local environmental protection laws and regulations, the violation of which will have a Material Adverse Effect.

         Section 3.10. Tax Returns and Payments. All of the tax returns and reports of the Borrower and its subsidiaries required by Law to be filed have been accurately prepared and timely filed and all taxes shown as due thereon have been paid or adequately reserved on the Borrower's books and reflected on the Balance Sheet.

         Section 3.11. Disclosure. None of (a) the Borrower's Report on Form 10-K for the period ended December 31, 1997, (b) the Borrower's Report on Form 10-Q for the quarter ended September 30, 1998, (c) this Agreement and any Schedule hereto or (d) any certificate or other document referenced herein or therein and furnished to the Lender by the Borrower contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. There is no material fact known to the Borrower relating to the business, affairs, operations, condition or prospects of the Borrower that materially adversely affects the same and that has not been disclosed to the Lender in writing by the Borrower.

         Section 3.12.   Brokers, Intermediaries and Finder's Fees. The Borrower
(i) represents that no finder, broker, agent, financial adviser or other intermediary has acted on behalf of the Borrower in connection with the Loan or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby, and (ii) hereby agrees to indemnify and to hold the Lender harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm representing or allegedly representing the Borrower in this transaction and the costs and expenses of defending against such liability or asserted liability, for which the Borrower, or any of its employees or representatives, are responsible.

         Section  3.13.  Insurance.  The  Borrower  and  its  subsidiaries  have
commercial  general  liability  insurance,   products  liability  insurance  (if
applicable)  and  workers'

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compensation  insurance  in such  amounts  as are  commercially  reasonable  for businesses of a similar type and size as the Borrower or the applicable subsidiary. The Borrower and each subsidiary have fire and casualty insurance policies with extended coverage sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

         Section 3.14. Commercial Loan. The proceeds of the Loan will be used solely for business and commercial purposes; accordingly, the Note evidences the Borrower's obligation to repay a loan made solely to acquire or carry on a business or commercial enterprise.

         Section 3.15. Survival of Representations and Warranties. The Borrower agrees and acknowledges that each of the representations and warranties set forth in subsections 3.01 through 3.14 hereof (i) is important to the Lender and being relied upon by the Lender, (ii) is true in all respects as of the date of this Agreement, and (iii) shall survive the execution, termination and expiration of this Agreement.

                                   ARTICLE IV

             ACCOUNTING; FINANCIAL STATEMENTS AND OTHER INFORMATION

         Section 4.01. Accounting. The Borrower will maintain a system of accounting established and administered in accordance with GAAP consistently followed, and will set aside on its books all such proper reserves as shall be required by GAAP.

         Section 4.02. Financial Statements. For so long as the Lender holds the Note, the Borrower will deliver to the Lender:

         (a) within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Borrower, (i) a consolidated balance sheet of the Borrower and its consolidated subsidiaries as at the end of such period and consolidated statements of operations and cash flows of the Borrower and its consolidated subsidiaries for each period and, in the case of the second and third quarterly periods, for the period from the beginning of the then current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail and certified, subject to changes resulting from normal year-end audit adjustments and (ii) a certificate of the President or chief financial officer stating that, to the best knowledge of such Person after reasonable investigation, the Borrower is in compliance with the covenants set forth in Article V herein;

         (b) promptly upon the filing thereof, all reports and statements, if any, filed by the Borrower with the Securities and Exchange Commission (or any governmental authority

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

succeeding to any of its functions) (the "Commission") or with any securities exchange; and

         (c) with reasonable promptness, such other information and data with respect to the Borrower and its consolidated subsidiaries as from time to time may be reasonably requested by Lender.

                                    ARTICLE V

                                 OTHER COVENANTS

         Section 5.01. Other Covenants. The Borrower further covenants and agrees that, so long as any Obligations are outstanding :

         (a) The Borrower shall and shall cause each of its subsidiaries (as applicable) to:

                  (1) promptly make all payments or accruals of interest on the Note and under this Agreement when due, and comply with the other provisions hereof and the provisions of the Note;

                  (2) comply with all applicable federal, state and local Laws, ordinances and regulations, to the extent failure to do so has a Material Adverse Effect;

                  (3)  conduct its business in the usual and ordinary course;

                  (4) maintain its corporate existence and right to carry on its business and duly procure all necessary renewals and extensions thereof and use, its best efforts to maintain, preserve and renew all such rights, powers, privileges and franchises, to the extent failure to do so has a Material Adverse Effect;

                  (5) keep and maintain all buildings, plants and other property owned by Borrower or any subsidiary in such good condition, repair, and working order and supplied with all such necessary equipment as in the judgment of its Board of Directors or executive officers may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this paragraph (5) shall prevent the Borrower or its subsidiaries from selling, abandoning or otherwise disposing of any building, plant or property whenever in the opinion of their respective Boards of Directors or executive officers the retention thereof is inadvisable or not necessary to its business;

                  (6) pay and discharge promptly, or cause to be paid and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) that, if unpaid, might by law become a lien or charge upon its property or would have a Material Adverse Effect; provided, however, that neither the Borrower nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall be contested in good faith by appropriate proceedings and if it shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) deemed by it adequate with respect thereto;

                  (7) provide or cause to be provided for itself commercial general liability insurance, products liability insurance (if applicable) and workers' compensation insurance in such amounts as are commercially reasonable for businesses of similar type and size as the Borrower and fire and casualty insurance policies with extended coverage sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed;

                  (8) notify the Lender in writing promptly upon the occurrence of any Event of Default as hereafter defined or any event that would become an Event of Default upon notice or the lapse of time, or both; and

                  (9) permit the Lender or any authorized representatives of the Lender, at the Lender's expense, to visit and inspect any of the properties of the Borrower including its books of account (and to make copies thereof and to take extracts therefrom) and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and upon reasonable prior notice and as often as may be reasonably requested. The rights set forth herein shall be exercised solely in furtherance of the proper interests of the Lender as a Lender to the Borrower, and the Lender exercising its rights of inspection hereunder shall maintain, and shall procure that its agents and representatives maintain, the confidentiality of all financial and other confidential information of the Borrower acquired by them in exercising such rights.

         (b) For so long as there are Obligations outstanding, without the Lender's prior written consent;

                  (i) the Borrower shall not declare, pay or set aside for payment any dividend or other distribution with respect to its common stock or any other class of securities, or purchase or otherwise acquire any common stock or any other class of securities, or contract for such purchase or acquisition; and

                  (ii) neither the Borrower nor any subsidiary of the Borrower shall incur, assume, guarantee or otherwise become obligated for in any way any indebtedness for borrowed money for which the creditor has recourse to the Borrower except as set forth in Schedule 3.03B.



                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 6.01.   Indemnification by the Borrower.

         (a) If, in connection with the matters that are the subject of this Agreement, the Lender becomes involved in any capacity in, or incurs any cost, damage, expense or liability in connection with, any action or legal proceeding, actual or threatened, involving claims by any third party, or to enforce any of the Lender's rights under this Agreement or to collect any amount under this Agreement, the Borrower shall reimburse the Lender, its Affiliates and their respective directors, officers, employees, agents and controlling persons (each, an "Indemnified Party") promptly upon request for all expenses (including the reasonable fees and disbursements of legal counsel, the allocated reasonable costs of in-house counsel acting as litigators, and the reasonable cost of investigation and preparation) in connection with or related to such action or legal proceedings as they are incurred.

         The Borrower shall indemnify and hold each Indemnified Party harmless against all losses, claims, damages or liabilities of any kind, joint or several, to which such Indemnified Party may become subject in connection with, or relating to, or arising out of, this Agreement or the Note, or any transactions contemplated hereby; provided, however, that the Borrower shall not be liable under the foregoing indemnity agreement in respect of any loss, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment (not subject to further appeal) that such loss, claim, damage or liability resulted primarily and directly from the willful misconduct or gross negligence of such Indemnified Party. The Borrower also shall reimburse the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement and the Note, including, without limitation, the reasonable fees and disbursements of its counsel and additional due diligence expenses incurred after the occurrence of an Event of

Default or in connection with any action, claim or proceeding described in this subsection for which the Lender is entitled to indemnification.

         (b) The agreements of the Borrower in this Article VI shall be in addition to any liabilities that the Borrower may otherwise have and shall apply whether or not the Lender or any other Indemnified Party is a formal party to any lawsuit, claim or other proceeding. Solely for purposes of enforcing such agreements, the Borrower hereby consents to personal jurisdiction, service and venue in any court in which any claim or proceeding which relates to the services or matters that are the subject of this Agreement is brought against the Lender or other Indemnified Party.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

         Section 7.01. Occurrence of an Event of Default. An "Event of Default" shall occur:

         (a) immediately upon the occurrence of a Monetary Default; provided, however, that if the Borrower fails to pay the interest due on any Payment Date or fails to make a payment required under Section 2.04, an "Event of Default" shall occur only if the Borrower has not paid such interest or other payment within one Business Day following such Payment Date or the date on which the obligation to make such payment arose provided further, that as to any monetary obligation other than the payment of principal or interest on the Loan, an Event of Default shall occur if the Borrower has not made such payment within five (5) Business Days of the date on which such payment was demanded by the Lender;

         (b) except as otherwise specifically provided in this Section 7.01, 10 days after the receipt by the Borrower of written notice of a Non-Monetary Default which is not cured within such 10-day period; provided, however, that if it is not possible or practicable within 10 days to cure a particular material Non-Monetary Default, an "Event of Default" shall be deemed to have occurred on the tenth (10th) day after the occurrence of such Non-Monetary Default; except that, if, during such 10-day period, the Borrower has commenced to cure such Non-Monetary Default, is proceeding diligently to cure such Non-Monetary Default, has informed the Lender of any steps it is taking to cure such Non-Monetary Default and a likely date of cure, the Lender may consider in its sole and absolute discretion an extension of such 10-day cure period.

         (c) immediately upon, and simultaneously with, the occurrence of an event of default (meaning a default or breach and the passage of any grace or cure period provided in such agreement without the default having been cured or waived) by the Borrower under any agreement or other document relating to any indebtedness for borrowed money of the Borrower or subsidiary of the Borrower or under any other material agreement of the Borrower or subsidiary of the Borrower;

         (d)  immediately upon the Borrower's breach of a covenant  described in
Section 5.01(b);

         (e)  the occurrence of any Material Adverse Effect;

         (f) immediately upon the appointment of a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower or of any substantial part of its property, the ordering of the winding-up or liquidation of its affairs, or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Borrower in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect which such order remains undischarged or unstayed, as the case may be, for 45 days;

         (g) immediately upon commencement by the Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Borrower to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or of any substantial part of the Borrower's property, or the making by the Borrower of any general assignment for the benefit of creditors, or the failure of the Borrower generally to pay its debts as such debts become due, or the taking of action by the Borrower in furtherance of any of the foregoing; or

         (h) this Agreement or the Note shall be terminated or cease to be in full force and effect in any material respect (other than upon the expiration thereof in accordance with the terms thereof or termination by the Borrower in accordance with the terms thereof), or the enforceability thereof shall be challenged by the Borrower or any Affiliate of the Borrower.

         Section 7.02.  Effect of Event of Default.

         (a) If any such Event of Default shall occur and be continuing, the Lender may, at the Lender's option, declare the Note to be due and payable, whereupon the maturity of the then unpaid balance of the Note shall be accelerated and the principal and all interest accrued thereon shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding, and the Lender may exercise and shall have any and all remedies accorded the Lender by applicable Law.

         (b) In case any one or more Events of Default shall occur and be continuing, the Lender may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provisions contained herein, in the Note or in any document or instrument delivered pursuant to this Agreement, or proceed to enforce the payment of the Note or any other legal, equitable or statutory right or remedy.

         (c) No right or remedy herein conferred upon the Lender is intended to be exclusive of any other right or remedy contained herein, therein or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute or otherwise may be exercised separately or in any combination.

         (d) No course of dealing between the Borrower and the Lender or any failure or delay on the Lender's part in exercising any rights or remedies hereunder shall operate as a waiver of any of the Lender's rights or remedies and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 8.01.   Cooperation, Confidentiality, Etc.

         (a) Upon reasonable notice the Borrower shall furnish the Lender with all information and data reasonably requested by the Lender in connection with its activities on the Borrower's behalf to carry out the terms of this Agreement, and shall provide the Lender reasonable access to the Borrower's officers, directors, employees and professional advisers.

         (b)  Subject to Section  8.01(c)  below,  the Borrower  recognizes  and confirms that the Lender in acting pursuant to this Agreement may use information in reports and other information provided by others, including, without limitation, information provided by the Borrower, and that the Lender does not assume responsibility for and may rely, without independent verification, on the accuracy and completeness of any such reports and information. The Borrower agrees that any advice or information rendered by the Lender in connection with this Agreement is for the confidential use of the Borrower only and, except as otherwise required by Law, the Borrower will not, and will not permit any third party to, disclose such advice or information to others or summarize or refer to such advice or information or to the Lender's role hereunder without, in each case, the Lender's prior written consent.

         (c) Each party shall use commercially reasonable efforts to keep confidential the existence and terms of this Agreement and the transactions contemplated hereby except (1) such written or oral information as shall be consistent with information approved by the other parties hereto as permissible to be so communicated or information that has become public through other disclosure, (2) oral or written information to the disclosing party's lawyers, accountants, lenders and other Persons with a need to know such information by reason of their relationship or prospective relationship to the disclosing party, (3) to the extent disclosure thereof is required by court order or other legal process or by law (provided that, prior to disclosure pursuant to such an order or legal process, the disclosing party shall notify the other parties hereto so that such other parties may pursue a protective order with respect to such information), and (4) to the extent disclosure thereof is required in conjunction with the filing of applications, responses, reports, statements or other documents and compilations with any governmental entities, including the Securities and Exchange Commission.

         Section 8.02. Waiver of Trial by Jury. Each party hereto waives the right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or related to this Agreement. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         Section 8.03. Amendment; Waivers. This Agreement may be amended from time to time only by written agreement of the parties. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         Section 8.04. Other Transactions. The Borrower acknowledges that the Lender and its Affiliates may now or in the future have business dealings with parties other than the Borrower, which parties compete, directly or indirectly, with the Borrower. Although the Lender and its Affiliates may, in their normal course of business, acquire information about the housing market, particular transactions or such other parties, the Lender shall have no obligation to disclose such information to the Borrower. The Borrower acknowledges that the Lender and its Affiliates may engage in their businesses and otherwise compete with the Borrower without regard to their relationship to the Borrower hereunder.

         Section 8.05. Costs and Expenses. The Borrower will be responsible for and bear all of the reasonable fees and expenses incurred in connection with the preparation, negotiation, and execution of this Agreement and the Note and any amendments thereof and any reasonable expenses incurred in the enforcement hereof or thereof and the transactions contemplated thereby, including, without limitation reasonable fees and expenses of legal counsel for the Lender.

                                   ARTICLE IX

                                  CONSTRUCTION

         Section 9.01. Entire Agreement. This Agreement, together with the Note, including the Exhibits and the Schedules hereto, contains the entire agreement of the parties with respect to the subject matters thereof, and supersedes all prior agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof.

         Section 9.02. Severability Clause. Any part or provision of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part or provision of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable Law, the parties hereto waive any provision of Law that prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part or provision of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure, the economic effect of which is as close as possible to the economic effect of this Agreement, without regard to such invalidity.

         Section 9.03. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         Section 9.04. Governing Law; Consent to Forum; Immunities. This Agreement and the Note shall be governed by and construed in accordance with the Laws of the Commonwealth of Virginia, without giving effect to the conflict of laws rules therein. The parties hereto hereby consent and agree that the Circuit Court of Arlington County, Virginia, or, at the Lender's option, the United States District Court for the Eastern

District of Virginia, shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining to this Agreement and the Note or to any matter arising out of or related to this Agreement and the Note. The parties hereto expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waive any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court. Each party hereto irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Section
10.01 hereof. Nothing in this Agreement or the Note shall be deemed or operate to affect the right of the Lender to serve legal process in any other manner permitted by applicable Law, or to preclude the enforcement by the Lender of any judgment or order obtained in such forum or the taking of any action under this Agreement or the Note to enforce same in any other appropriate forum or jurisdiction.

         To the extent that the Borrower has or may hereafter acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Borrower or the Borrower's property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

         To the extent permitted by applicable Law, each party hereto irrevocably waives any right such party may have to consequential or punitive damages from any other party and hereby agrees not to assert any claim for such damages.

         Section 9.05. No Agency; No Partnership; No Joint Venture. Neither the Lender nor the Borrower is the agent or representative of the other, and nothing in this Agreement shall be construed to make either the Lender or the Borrower liable to any third party for services performed by such third party or for debts or claims accruing to such third party against either the Lender or the Borrower. This Agreement is intended by the parties hereto to constitute a loan agreement and nothing contained herein nor the acts of the parties hereto shall be construed to create a partnership, agency, equity investment, profit sharing agreement, joint venture or sale of receivables between the Lender and the Borrower. The parties agree that they will not file any federal, state or local income tax return that is inconsistent with such intended treatment.

         Section 9.06. Judicial Interpretation. Should any provision of this Agreement or the Note require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all the parties hereto have participated in the preparation of this Agreement.

         Section 9.07. Recitals. The recitals of this Agreement are not intended to constitute substantive provisions hereof.

         Section 9.08. Rules of Interpretation. Except as otherwise expressly provided in this Agreement, the following rules shall apply hereto:

         (a) the singular includes the plural and the plural includes the singular;

         (b)  "include" and "including" are not limiting;

         (c) a reference to any agreement or other contract includes permitted supplements, amendments and other modifications;

         (d)  a  reference  to  a  law  (or  Law)   includes  any  amendment  or
modification of such law (or Law) and the rules or regulations issued thereunder;

         (e) a reference to a Person includes its permitted successors and assigns in the applicable capacity;

         (f) a reference in this Agreement to an Article, Section, clause, recital or Exhibit is to the Article, Section, clause, recital or Exhibit of this Agreement unless otherwise expressly provided;

         (g) words such as "hereunder", "hereto", "hereof", and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular Article, Section or clause hereof;

         (h) any right in this Agreement may be exercised at any time and from time to time in accordance with the terms of this Agreement;

         (i) the headings of the Articles and Sections are for convenience and shall not affect the meaning of this Agreement; and

         (j)  time is of the essence in performing all obligations.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.01. Notices. All demands, notices, requests for consent and other communications hereunder shall be in writing and personally delivered, mailed by certified mail, return receipt requested, and telecopied, and shall be deemed to have been duly given upon transmission and confirmation of receipt;

                  if to the Borrower:

                  Brookdale Living Communities, Inc.
                  77 West Wacker Drive
                  Suite 4400
                  Chicago, Illinois  60601
                  Attn:  Mr. Darryl W. Copeland, Jr.
                  Executive Vice President
                  and Chief Financial Officer
                  Telephone Number:  (312) 977-3692
                  Telecopier Number:  (312) 977-3699

                  with a copy to:

                  Brookdale Living Communities, Inc.
                  77 West Wacker Drive
                  Suite 4400
                  Chicago, Illinois  60601
                  Attn:  Mr. Robert J. Rudnik
                  Telephone Number:  (312) 977-3760
                  Telecopier Number:  (312) 977-3769

                  and to:

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois 60601
                  Attn:  Wayne D. Boberg
                  Telephone Number:  (312) 558-5882
                  Telecopier Number:  (312) 558-5700

                  if to the Lender:

                  FBR Asset Investment Corporation
                  Potomac Tower
                  1001 Nineteenth Street North, 18th Floor
                  Arlington, VA  22209
                  Attention:  Ms. Elaine M. Clancy
                  Telephone Number:  (703) 312-9627
                  Telecopier Number:  (703) 312-9602

                  with a copy to:

                  Thomas Y. Hiner, Esq.
                  Hunton & Williams
                  Riverfront Plaza - East Tower
                  951 East Byrd Street
                  Richmond, VA  23219
                  Telephone Number:  (804) 788-8279
                  Telecopier Number:  (804) 788-8218

or, as to any party, at such other address or telecopy number as shall be designated by such party in a written notice to each other party.

         Section 10.02. Further Agreements. The Borrower and the Lender each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 10.03. Third-Party Rights. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other Person.

         Section 10.04. Advice from Independent Counsel. The parties hereto understand that this Agreement and the Note are legally binding agreements that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and the Note and that it is satisfied with its legal counsel and the advice received from it.

         Section 10.05. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.





                            [signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                      BROOKDALE LIVING COMMUNITIES, INC.


                                   By:  /s/ Darryl W. Copeland, Jr.
                                        -----------------------------------
                                   Name:  Darryl W. Copeland, Jr.
                                   Title: Executive Vice President


THE LENDER:                        FBR ASSET INVESTMENT CORPORATION


                                   By: /s/ Elaine M. Clancy
                                       ------------------------------------
                                   Name:  Elaine M. Clancy
                                   Title: Chief Financial Officer

                             EXHIBITS AND SCHEDULES


Exhibit A         Note
Schedule 3.01A    Restated Certificate of Incorporation
Schedule 3.01B    Amended and Restated Bylaws
Schedule 3.03A    Use of Loan Proceeds
Schedule 3.03B    Indebtedness